UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 30, 2014

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS 77002

(Address of Principal Executive Offices) (Zip Code)

(713) 821-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 30, 2014, Enbridge Energy Partners, L.P. (the “Partnership”) entered into a Subordination Agreement (“Notes Subordination Agreement”) in connection with the private placement of notes (the “Notes”) by the Partnership’s subsidiary, Midcoast Energy Partners, L.P. (“MEP”). Under the Notes Subordination Agreement, the Partnership has agreed to subordinate its rights to payment on obligations owed and liens, if secured, under the Working Capital Credit Facility dated November 13, 2014, by and between Midcoast Operating, L.P. (“Midcoast Operating”), as borrower, and the Partnership, as lender and the Financial Support Agreement dated November 13, 2014 between Midcoast Operating and the Partnership, to the rights of the holders of the Notes issued by MEP pursuant to a Note Purchase Agreement dated September 30, 2014, among MEP and the purchasers named therein.

In addition, to provide accommodation for the Notes Subordination Agreement, the Partnership entered into an Amended and Restated Subordination Agreement (“Amended Subordination Agreement”) dated September 30, 2014 in favor of Bank of America, N.A., as Administrative Agent, which amended and restated the Subordination Agreement dated as of November 13, 2013 in favor of Bank of America, N.A., as Administrative Agent.

The above descriptions of the Notes Subordination Agreement and the Amended Subordination Agreement are qualified in their entirety by reference to the complete text of such agreements filed as Exhibits 10.1 and 10.2, respectively, hereto and which are hereby incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of the Exhibit

10.1	Subordination Agreement dated as of September 30, 2014, by and among Midcoast Energy Partners, L.P., other obligors from time to time party thereto, Enbridge Energy Partners, L.P., and certain of its subsidiaries and affiliates from time to time party thereto in favor of the holders from time to time of the Notes (incorporated by reference to Exhibit 10.3 of the Midcoast Energy Partners, L.P. Current Report on Form 8-K, filed on October 6, 2014).

10.2	Amended and Restated Subordination Agreement Subordination Agreement, dated as of September 30, 2014, by and among Midcoast Energy Partners, L.P., Midcoast Operating, L.P., the other credit parties from time to time party thereto and Enbridge Energy Partners, L.P. in favor of Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.5 of the Midcoast Energy Partners, L.P. Current Report on Form 8-K, filed on October 6, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P. (Registrant)

	By:	Enbridge Energy Management, L.L.C.
as delegate of Enbridge Energy Company, Inc., its General Partner

Date: October 6, 2014	By:	/s/ Bruce Stevenson
Bruce Stevenson Corporate Secretary (Duly Authorized Officer)

Index of Exhibits

Exhibit Number	Description

10.1	Subordination Agreement dated as of September 30, 2014, by and among Midcoast Energy Partners, L.P., other obligors from time to time party thereto, Enbridge Energy Partners, L.P., and certain of its subsidiaries and affiliates from time to time party thereto in favor of the holders from time to time of the Notes (incorporated by reference to Exhibit 10.3 of the Midcoast Energy Partners, L.P. Current Report on Form 8-K, filed on October 6, 2014).

10.2	Amended and Restated Subordination Agreement Subordination Agreement, dated as of September 30, 2014, by and among Midcoast Energy Partners, L.P., Midcoast Operating, L.P., the other credit parties from time to time party thereto and Enbridge Energy Partners, L.P. in favor of Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.5 of the Midcoast Energy Partners, L.P. Current Report on Form 8-K, filed on October 6, 2014).